UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2021

Class Acceleration Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39895	85-3032663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2625 Woodside Road

Woodside, CA 94062

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 235-4777

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	CLAS.U	New York Stock Exchange

Class A Common Stock, par value $0.0001 per share	CLAS	New York Stock Exchange

Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	CLAS WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Information Non-Reliance on Previously Issued Financial Statement and Related Audit Report

On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies” (“SPACs”) (the “Statement”). In the Statement, the SEC staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity.

On January 20, 2021, Class Acceleration Corp., a Delaware corporation (the “Company”), consummated its initial public offering (the “IPO”) of 25,875,000 units (the “Units”), including 3,375,000 Units issued pursuant to the exercise of the underwriters’ over-allotment option in full. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”) and one-half of one redeemable warrant of the Company (“Public Warrants”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. On January 20, 2021, simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of 7,175,000 warrants (the “Private Placement Warrants”) to Class Acceleration Sponsor LLC at a purchase price of $1.00 per Private Placement Warrant.

On January 20, 2021, both the outstanding Public Warrants and the Private Placement Warrants (collectively, the “Issued Warrants”) were accounted for as equity within the Company’s balance sheet, and after discussion and evaluation, the Company has concluded that its Issued Warrants should be presented as liabilities as of January 20, 2021, at fair value, with subsequent fair value changes to be recorded in its financial statements at each reporting period.

On July 16, 2021, the Audit Committee of the Board of Directors of the Company concluded, after discussion with the Company’s management, that the Company’s audited balance sheet as of January 20, 2021 filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 26, 2021 (the “Form 8-K”) should no longer be relied upon due to changes required to reclassify the Issued Warrants as liabilities to align with the requirements set forth in the Statement. The Company plans to reflect this reclassification of the Issued Warrants in its upcoming Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, to be filed with SEC.

The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account.

In addition, the audit report of Marcum included in the Company’s Form 8-K filed on January 26, 2021 should no longer be relied upon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Class Acceleration Corp.

	By:	/s/ Michael T. Moe
Name: Michael T. Moe
Title: Chief Executive Officer

Dated: July 16, 2021

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